The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 2002


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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.


LIF007





Bond Market Overview
FIRST INVESTORS SPECIAL BOND FUND, INC.*

Dear Investor:

We are pleased to present the semi-annual report for the First Investors Special Bond Fund, Inc. for the six-month period ended June 30, 2002.*

The Economy

Following a mild recession in 2001, the U.S. economy recovered during the first half of 2002. Gross domestic product ("GDP") grew at a rate of 5% during the first quarter of 2002, the strongest quarterly growth since the fourth quarter of 1999. The recovery was driven by a sharp slowdown in inventory liquidation, solid consumer spending (due to tax refunds, increased purchasing power, and cash from mortgage refinancings) and higher government spending.

The economy slowed in the second quarter of 2002, with GDP growth of 1.1%. The slower pace was due to moderation in consumer spending as "one-time" factors from earlier in the year (e.g., tax refunds, mortgage refinancings) dissipated and the unemployment rate increased to 5.9%. Also, the economy received less help from inventory liquidation than during the prior quarter.

Despite the slowdown in the economic expansion, the recovery remained on track, as industrial production increased for six consecutive months, new home sales reached all-time highs and consumer spending remained firm. As well, the rate of inflation declined as is typical in the first year of a recovery. The consumer price index, a leading inflation indicator, was up 1.1% on a year-over-year basis, compared to 3.2% for the prior 12 months.

The Federal Reserve ("the Fed") left the benchmark federal funds rate unchanged during the reporting period. Recognizing the improvement in the economy, the Fed in March shifted from a bias of continued rate reductions to a neutral stance. The Fed has indicated that it is likely to leave short-term rates at or near the current historically low level through year-end, due to low inflation and continued uncertainty about the strength of the recovery.

The Bond Market

In general, the bond market posted solid returns for the first half of 2002. Short-term interest rates ended the reporting period at virtually the same level as the start of the period, while long-term rates declined moderately. Among bond market sectors, higher quality bonds (Treasury, mortgage-backed and municipal bonds) provided the best performance. Lower quality bonds (high yield and BBB-rated corporate bonds) underperformed as accounting, corporate governance and debt burden concerns punished weaker issuers.

During the first quarter, interest rates increased due to the strong economy and expectations of Fed tightening. The 10-year Treasury yield rose from 5.05% at the start of the year to 5.43% at the end of the first quarter. The best performing bond sectors were high yield bonds and mortgage-backed bonds. Treasuries, the most interest-rate-sensitive sector, posted the worst performance.

The second quarter was a reversal of the first quarter. Interest rates fell substantially, as the 10-year Treasury yield rallied from 5.43% to 4.80%. The rally was caused by a number of factors: the slowdown in the pace of economic recovery; geopolitical tensions (the threat of terrorism, violence in the Middle East, the India-Pakistan stand-off), which triggered a "flight to safety" into Treasuries; and the stock market decline, which prompted investors to shift assets into bonds. For the quarter, Treasuries posted the best results, while high yield bonds had the weakest performance.

Looking Ahead

Currently, a tug-of-war exists in the bond market between the recovering economy, and the fear and uncertainty generated by geopolitical concerns





Bond Market Overview (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.*


and stock market. At the present time, it appears that fear and uncertainty have the upper hand. This is evidenced by the fact that interest rates have fallen to relatively low levels despite the likelihood of sustained economic recovery. However, going forward, interest rates could move higher -- as occurred in the first quarter -- if the market's focus shifts back to positive economic fundamentals.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

July 31, 2002

 * The Fund is only available through the purchase of variable annuity contracts issued by First Investors Life Insurance Company. The semi-annual report does not reflect the additional expenses and charges that are applicable to variable annuity contracts.

** There are a variety of risks associated with investing in all variable annuity subaccounts. For the bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.





Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002
---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount     Security                                                                Value    Net Assets
---------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--83.4%
              Aerospace/Defense--3.2%
$    150M     Alliant Techsystems, Inc., 8.5%, 2011                             $   157,500       $    75
     500M     L--3 Communications Corp., 8%, 2008                                   517,500           248
---------------------------------------------------------------------------------------------------------
                                                                                    675,000           323
---------------------------------------------------------------------------------------------------------
              Automotive--5.7%
     225M     Accuride Corp., 9.25%, 2008                                           156,375            75
      75M     Asbury Automotive Group, 9%, 2012+                                     72,750            35
     594M     Cambridge Industries (Liquidating Trust)++                              4,632             2
     500M     Collins & Aikman Products Co., 11.5%, 2006                            476,250           228
     175M     Dana Corp., 9%, 2011                                                  173,250            83
     500M     Special Devices, Inc., 11.375%, 2008                                  303,125           145
---------------------------------------------------------------------------------------------------------
                                                                                  1,186,382           568
---------------------------------------------------------------------------------------------------------
              Chemicals--5.3%
     325M     Hydrochem Industrial Services, Inc., 10.375%, 2007                    255,125           122
              Lyondell Chemical Company:
     150M       9.5%, 2008                                                          140,250            67
     350M       11.125%, 2012                                                       349,125           167
     200M     Millennium America, Inc., 9.25%, 2008                                 205,000            98
     150M     Noveon, Inc., 11%, 2011                                               159,750            77
---------------------------------------------------------------------------------------------------------
                                                                                  1,109,250           531
---------------------------------------------------------------------------------------------------------
              Consumer Non-Durables--3.6%
     200M     AKI, Inc., 10.5%, 2008                                                191,250            92
     555M     Hines Horticulture, Inc., 12.75%, 2005                                568,875           272
---------------------------------------------------------------------------------------------------------
                                                                                    760,125           364
---------------------------------------------------------------------------------------------------------
              Energy--9.4%
     300M     Bluewater Finance, Ltd., 10.25%, 2012+                                298,500           143
     300M     Compagnie Generale de Geophysique, 10.625%, 2007                      309,000           148
     125M     Dresser, Inc., 9.375%, 2011                                           127,188            61
              Giant Industries, Inc.:
     500M       9%, 2007                                                            476,250           228
     500M       11%, 2012+                                                          442,500           212
     300M     Tesoro Petroleum Corp., 9.625%, 2008                                  279,000           133
      35M     Vintage Petroleum, Inc., 9%, 2005                                      34,825            17
---------------------------------------------------------------------------------------------------------
                                                                                  1,967,263           942
---------------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002
---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount     Security                                                                Value    Net Assets
---------------------------------------------------------------------------------------------------------
              Food/Drug--1.7%
$    350M     Di Giorgio Corp., 10%, 2007                                       $   357,000       $   171
---------------------------------------------------------------------------------------------------------
              Food/Tobacco--3.9%
     500M     Canandaigua Brands, Inc., 8.5%, 2009                                  517,500           248
     150M     Land O'Lakes, Inc., 8.75%, 2011+                                      141,750            68
     150M     Pilgrim's Pride Corp., 9.625%, 2011                                   155,250            74
---------------------------------------------------------------------------------------------------------
                                                                                    814,500           390
---------------------------------------------------------------------------------------------------------
              Forest Products/Container--2.8%
     175M     Potlatch Corp., 10%, 2011                                             192,500            92
     200M     Stone Container Corp., 9.75%, 2011                                    215,000           103
     175M     Tekni--Plex, Inc., 12.75%, 2010                                       182,000            87
---------------------------------------------------------------------------------------------------------
                                                                                    589,500           282
---------------------------------------------------------------------------------------------------------
              Gaming/Leisure--3.7%
     450M     Isle of Capri Casinos, Inc., 8.75%, 2009                              454,500           218
     180M     Outboard Marine Corp., 10.75%, 2008++                                     225          --
     300M     Park Place Entertainment Corp., 9.375%, 2007                          314,250           150
---------------------------------------------------------------------------------------------------------
                                                                                    768,975           368
---------------------------------------------------------------------------------------------------------
              Health Care--5.8%
      75M     ALARIS Medical Systems, Inc., 11.625%, 2006                            84,750            41
     300M     CONMED Corp., 9%, 2008                                                311,625           149
     400M     Fisher Scientific International, Inc., 9%, 2008                       411,000           197
     150M     Insight Health Services Corp., 9.875%, 2011                           151,500            73
     300M     Integrated Health Services, Inc., 9.5%, 2007++                          3,000             1
     250M     Sybron Dental Specialties, Inc., 8.125%, 2012+                        248,750           119
---------------------------------------------------------------------------------------------------------
                                                                                  1,210,625           580
---------------------------------------------------------------------------------------------------------
              Housing--1.7%
     100M     Integrated Electrical Services, Inc., 9.375%, 2009                     96,500            46
     250M     Nortek, Inc., 9.875%, 2011                                            253,750           122
---------------------------------------------------------------------------------------------------------
                                                                                    350,250           168
---------------------------------------------------------------------------------------------------------
              Information Technology--.1%
     150M     Exodus Communications, Inc., 10.75%, 2009++                            25,500            12
---------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount     Security                                                                Value    Net Assets
---------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--.2%
$    125M     Finova Group, Inc., 7.5%, 2009                                     $   41,875       $    20
---------------------------------------------------------------------------------------------------------
              Manufacturing--2.7%
     600M     Columbus McKinnon Corp., 8.5%, 2008                                   555,000           266
---------------------------------------------------------------------------------------------------------
              Media-Broadcasting--2.3%
     150M     Nexstar Finance, LLC, 12%, 2008                                       159,750            77
     150M     Sinclair Broadcasting Group, Inc., 8.75%, 2011                        150,750            72
     200M     Young Broadcasting Corp., 10%, 2011                                   178,000            85
---------------------------------------------------------------------------------------------------------
                                                                                    488,500           234
---------------------------------------------------------------------------------------------------------
              Media-Cable TV--7.1%
     225M     Adelphia Communications Corp., 10.25%, 2011++                          93,375            45
     500M     Charter Communications Holdings, LLC, 10%, 2009                       347,500           166
     500M     Mediacom LLC/Mediacom Capital Corp., 8.5%, 2008                       435,000           208
     300M     NTL, Inc., 11.5%, 2008++                                               81,000            39
     500M     Star Choice Communications, Inc., 13%, 2005                           522,500           250
---------------------------------------------------------------------------------------------------------
                                                                                  1,479,375           708
---------------------------------------------------------------------------------------------------------
              Media-Diversified--7.5%
     460M     Carmike Cinemas, Inc., 10.375%, 2009                                  443,900           212
     500M     Garden State Newspapers, Inc., 8.625%, 2011                           490,000           235
     500M     MDC Communications Corp., 10.5%, 2006                                 437,500           209
     200M     Quebecor Media, Inc., 11.125%, 2011                                   198,000            95
---------------------------------------------------------------------------------------------------------
                                                                                  1,569,400           751
---------------------------------------------------------------------------------------------------------
              Metals/Mining--4.6%
     600M     Commonwealth Aluminum Corp., 10.75%, 2006                             606,000           290
     350M     Euramax International PLC, 11.25%, 2006                               351,750           169
---------------------------------------------------------------------------------------------------------
                                                                                    957,750           459
---------------------------------------------------------------------------------------------------------
              Retail--General Merchandise--1.5%
     300M     Michaels Stores, Inc., 9.25%, 2009                                    319,500           153
---------------------------------------------------------------------------------------------------------
              Services--4.8%
     400M     Allied Waste NA, Inc., 10%, 2009                                      395,032           189
     200M     Encompass Services Corp., 10.5%, 2009                                 115,000            55
     500M     Kindercare Learning Centers, Inc., 9.5%, 2009                         497,500           238
---------------------------------------------------------------------------------------------------------
                                                                                  1,007,532           482
---------------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002
---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
Principal                                                                                        For Each
   Amount                                                                                      $10,000 of
or Shares     Security                                                                Value    Net Assets
---------------------------------------------------------------------------------------------------------
              Telecommunications--2.5%
$    250M     GT Group Telecom, Inc., 0%-13.25%, 2010++                         $     1,875       $     1
     600M     ICG Services, Inc., 0%-10%, 2008++                                     19,500             9
     750M     Netia Holdings BV, 11.25%, 2007++                                     123,750            59
     450M     Nextel Communications, Inc., 0%-9.95%, 2008                           217,125           104
     500M     RCN Corp., 0%-11%, 2008                                               102,500            49
     500M     Viatel, Inc., 0%-12.5%, 2008++                                          3,750             2
     450M     Williams Communications Group, Inc., 11.875%, 2010++                   37,125            18
     400M     XO Communications, Inc., 9%, 2008++                                    12,000             6
---------------------------------------------------------------------------------------------------------
                                                                                    517,625           248
---------------------------------------------------------------------------------------------------------
              Utilities--1.1%
     125M     AES Drax Energy, Ltd., 11.5%, 2010                                     51,875            25
     210M     Cathay International, Ltd., 13.5%, 2008+                              174,825            84
---------------------------------------------------------------------------------------------------------
                                                                                    226,700           109
---------------------------------------------------------------------------------------------------------
              Wireless Communications--2.2%
     300M     Crown Castle International Corp., 9.375%, 2011                        190,500            91
     500M     McCaw International, Ltd., 13%, 2007++                                  8,750             4
              Triton Communications, LLC:
     300M       0%-11%, 2008                                                        187,500            90
     100M       8.75%, 2011                                                          62,000            30
---------------------------------------------------------------------------------------------------------
                                                                                    448,750           215
---------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $22,985,508)                                17,426,377         8,344
---------------------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS--1.5%
              Media-Diversified
     350M     Mail--Well I Corp., 8.75%, 2008 (cost $334,813)                       313,250           150
---------------------------------------------------------------------------------------------------------
              COMMON STOCKS--.9%
              Media-Cable TV--.3%
   3,779     *Echostar Communications Corporation--Class "A"                         70,138            32
---------------------------------------------------------------------------------------------------------
              Media-Diversified--.6%
   1,500     *MediaNews Group, Inc.--Class "A"                                      112,500            55
---------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------
  Shares,                                                                                          Amount
 Warrants                                                                                        Invested
       or                                                                                        For Each
Principal                                                                                      $10,000 of
   Amount     Security                                                                Value    Net Assets
---------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
   2,037     *Viatel, Inc.                                                      $        51       $    --
   1,571     *World Access, Inc.                                                          3            --
---------------------------------------------------------------------------------------------------------
                                                                                         54            --
---------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $79,443)                                         182,692            87
---------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.3%
              Health Care--.0%
      29     *Leiner Health Products, Inc., 9.625%, 2007                               --              --
---------------------------------------------------------------------------------------------------------
              Manufacturing--.3%
     331      Day International Group, Inc., 12.25%, 2010, PIK                       70,357            34
---------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
   2,105     *Global Crossing Holding, Ltd., 10.5%, 2008, PIK                            21            --
---------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $481,828)                                      70,378            34
---------------------------------------------------------------------------------------------------------
              WARRANTS--.1%
              Media-Cable TV--.1%
  11,580     *Star Choice Communications, Inc. (expiring 12/15/05)+                  30,397            15
---------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     250     *GT Group Telecom, Inc. (expiring 2/1/10)+                                 375            --
---------------------------------------------------------------------------------------------------------
              Wireless Communications--.0%
   1,100     *McCaw International, Ltd. (expiring 4/15/07)+                              11            --
---------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $22,587)                                               30,783            15
---------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--5.4%
  $1,000M     U.S. Treasury Notes, 7%, 2006 (cost $1,087,969)                     1,117,304           535
---------------------------------------------------------------------------------------------------------





Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002
---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount     Security                                                                Value    Net Assets
---------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--5.3%
$    500M     American General Corp., 1.75%, 7/9/02                             $   499,757       $   239
     600M     First Data Corp., 1.78%, 7/2/02                                       599,911           287
---------------------------------------------------------------------------------------------------------
Total Value of Short--Term Corporate Notes (cost $1,099,668)                      1,099,668           526
---------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $26,091,816)                      96.9%         20,240,452         9,691
Other Assets, Less Liabilities                                      3.1             644,881           309
---------------------------------------------------------------------------------------------------------
Net Assets                                                        100.0%        $20,885,333       $10,000
=========================================================================================================

 * Non-income producing

 + See Note 5

++ In default as to principal and/or interest payment

See notes to financial statements






Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002
------------------------------------------------------------------------------------------------------

Assets
Investments in securities, at value
  (identified cost $26,091,816) (Note 1A)                                                  $20,240,452
Cash                                                                                           353,041
Receivables:
  Interest                                                                                     481,573
  Investment securities sold                                                                   172,979
Other assets                                                                                     4,373
                                                                                          ------------
Total Assets                                                                                21,252,418
                                                                                          ------------
Liabilities
Payable for investment securities purchased                                                    347,368
Accrued advisory fee                                                                            12,084
Accrued expenses                                                                                 7,633
                                                                                          ------------
Total Liabilities                                                                              367,085
                                                                                          ------------
Net Assets                                                                                 $20,885,333
                                                                                          ============
Net Assets Consist of:
Capital paid in                                                                            $31,343,807
Undistributed net investment income                                                             46,287
Accumulated net realized loss on investment transactions                                    (4,653,397)
Net unrealized depreciation in value of investments                                         (5,851,364)
                                                                                          ------------
Total                                                                                      $20,885,333
                                                                                          ============
Net Asset Value, Offering Price and Redemption Price Per Share
  ($20,885,333 divided by 2,548,164 shares outstanding),
  25,000,000 shares authorized, $1.00 par value (Note 2)                                         $8.20
                                                                                                 =====

See notes to financial statements






Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Six Months Ended June 30, 2002
------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                $1,156,124
  Dividends (Note 1E)                                                          4,391
                                                                       -------------
Total income                                                                                $1,160,515

Expenses (Notes 1 and 4):
  Advisory fee                                                                79,833
  Professional fees                                                           13,119
  Custodian fees                                                               2,937
  Other expenses                                                               4,611
                                                                       -------------
Total expenses                                                               100,500
Less -- Custodian fees paid indirectly                                        (1,282)
                                                                       -------------
Net expenses                                                                                    99,218
                                                                                         -------------
Net investment income                                                                        1,061,297

Realized and Unrealized Gain (Loss)
  on Investments (Note 3):

Net realized loss on investments                                          (1,733,032)
Net unrealized appreciation of investments                                   847,793
                                                                       -------------
Net loss on investments                                                                       (885,239)
                                                                                         -------------
Net Increase in Net Assets Resulting
  from Operations                                                                             $176,058
                                                                                         =============

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.

------------------------------------------------------------------------------------------------------
                                                                    Six Months Ended        Year Ended
                                                                             June 30,      December 31,
                                                                                2002              2001
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income                                                    $ 1,061,297       $ 2,264,722
Net realized loss on investments                                          (1,733,032)       (1,278,646)
Net unrealized appreciation (depreciation)
  of investments                                                             847,793          (929,015)
                                                                       -------------     -------------
Net increase in net assets resulting
  from operations                                                            176,058            57,061
                                                                       -------------     -------------
Dividends to Shareholders
Net investment income                                                     (1,015,010)       (2,379,747)
                                                                       -------------     -------------
Capital Share Transactions *
Proceeds from shares sold                                                      3,509           139,729
Reinvestment of dividends                                                  1,015,010         2,379,747
Cost of shares redeemed                                                   (1,352,339)       (2,274,038)
                                                                       -------------     -------------
Net increase (decrease) in net assets resulting
  from share transactions                                                   (333,820)          245,438
                                                                       -------------     -------------
Net decrease in net assets                                                (1,172,772)       (2,077,248)

Net Assets
Beginning of period                                                       22,058,105        24,135,353
                                                                       -------------     -------------
End of the period (including undistributed
  net investment income of
  $46,287 and $0, respectively).                                         $20,885,333       $22,058,105
                                                                       =============     =============
*Capital Shares Issued and Redeemed
Sold                                                                             411            14,793
Issued for dividends reinvested                                              120,942           267,300
Redeemed                                                                    (157,936)         (246,167)
                                                                       -------------     -------------
Net increase (decrease) in capital shares                                    (36,583)           35,926
                                                                       =============     =============

See notes to financial statements






Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002

1. Significant Accounting Policies--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available or determined to be unreliable, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. As of December 31, 2001, the Fund had capital loss carryovers of $2,828,858, of which $287,903 expires in 2003, $253,501 in 2004, $636,995 in 2007, $365,853 in 2008 and $1,284,606 in 2009.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on the preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. For the period ended June 30, 2002, the fund recognized $4,391 from these taxable "payment in kind" distributions. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are amortized/accreted using the interest method. For the period ended June 30, 2002, the Fund's custodian has provided credits in the amount of $1,282 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock--Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by First Investors Life Insurance Company.

3. Security Transactions--For the period ended June 30, 2002, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $2,586,047 and $3,330,156, respectively.

As of June 30, 2002, the cost of investments for federal income tax purposes was $26,160,596. Accumulated net unrealized depreciation on investments was $5,920,144, consisting of $564,236 gross unrealized appreciation and $6,484,380 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the period ended June 30, 2002, total directors fees accrued by the Fund amounted to $150.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.





Notes to Financial Statements (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 2002

5. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At June 30, 2002, the Fund held nine 144A securities with an aggregate value of $1,409,858 representing approximately 6.8% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk--The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Tax Components of Distributions to Shareholders--Distributions to shareholders on a tax basis during the year ended December 31, 2001 were $2,379,747 and consisted entirely of ordinary income.

As of December 31, 2001, the components of distributable earnings on a tax basis were:

              Undistributed        Capital                            Total
                   Ordinary           Loss      Unrealized    Distributable
Fund                 Income      Carryover    Depreciation         Earnings
----                 ------    -----------    ------------    -------------
Special Bond         $9,077    $(2,828,858)    $(6,938,702)     $(9,758,483)





Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------------
                                             1/1/02                   Year Ended December 31
                                                 to   -----------------------------------------------------
                                            6/30/02       2001*      2000       1999        1998       1997
                                           --------   --------   --------   --------   ---------   --------
Per Share Data

Net Asset Value, Beginning of Period         $ 8.53     $ 9.47     $11.37     $11.86      $12.89     $12.75
                                           --------   --------   --------   --------   ---------   --------

Income from Investment Operations
  Net investment income                         .42        .90       1.08       1.10        1.12       1.11
  Net realized and unrealized
    gain (loss) on investments                 (.35)      (.90)     (1.78)      (.39)       (.95)       .23
                                           --------   --------   --------   --------   ---------   --------

    Total from Investment Operations            .07         --       (.70)       .71         .17       1.34
                                           --------   --------   --------   --------   ---------   --------

Less Dividends from
  Net Investment Income                         .40        .94       1.20       1.20        1.20       1.20
                                           --------   --------   --------   --------   ---------   --------

Net Asset Value, End of Period               $ 8.20     $ 8.53     $ 9.47     $11.37      $11.86     $12.89
                                           ========   ========   ========   ========   =========   ========

Total Return(%)+                              (0.77)     (0.01)     (6.57)      6.24        1.29      10.94

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)    $20,885    $22,058    $24,135    $30,194     $32,260    $36,082

Ratio to Average Net Assets (%):
  Expenses                                      .94(a)     .90        .89        .87         .89        .86
  Net investment income                        9.97(a)    9.80      10.09       9.38        8.93       8.60

Portfolio Turnover Rate(%)                       13         35         37         32          65         53

  * Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The per share data and ratios prior to 2001 have not been restated. The cumulative effect of this accounting change had no impact on total net assets of the Fund.

  + The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

(a) Annualized

See notes to financial statements






Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of June 30, 2002 and the related statement of operations, the statement of changes in net assets and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation request, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of June 30, 2002 and the results of its operations, changes in its net assets and its financial highlights in each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
August 1, 2002





FIRST INVESTORS SPECIAL BOND FUND, INC.

Trustees
----------------------------

James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
----------------------------

Kathryn S. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary





FIRST INVESTORS SPECIAL BOND FUND, INC.
Shareholder Information

Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.